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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 31, 2001



                               MAYTAG CORPORATION
             (Exact name of registrant as specified in its charter)

                         A Delaware Corporation
                    (State or other jurisdiction incorporation)


                           Commission file number 1-655

                  I.R.S. Employer Identification No. 42-0401785


                403 West Fourth Street North, Newton, Iowa 50208
                    (Address of principal executive offices)

                  Registrant's telephone number: 641-792-7000



                                      N/A
         (Former name or former address, if changed since last report.)

                                       1
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Item 5. Other events

On August 31, 2001, Maytag Corporation issued a press release announcing the sale of its Blodgett commercial cooking products business. The press release is filed as an exhibit herein and incorporated by reference.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Maytag Corporation
                                              (Registrant)

                                              By: /s/ Steven H. Wood
                                              Executive Vice President and
                                              Chief Financial Officer



     September 4, 2001
       (Date)
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EXHIBIT INDEX


The following exhibits are filed herewith.


Exhibit No.

99  Press release dated August 31, 2001.